                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement of Award Software International, Inc. on Form S-8 (File No. 333-17607) of our report dated January 29, 1998 appearing on page 28 of this Annual Report on Form 10-K/A of Award Software International, Inc. for the year ended December 31, 1997.




/s/ Price Waterhouse LLP


San Jose, California
April 29, 1998